SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2013

AMARU, INC.
(exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-32695	88-0490089
Commission File Number	IRS Employer Identification Number

62 Cecil Street, #06-00 TPI Building, Singapore 049710
(Address of principal executive offices)

Registrant's telephone number, including area code: (65) 6332 9287

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02.	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On May 11, 2013, the Board of Directors of Amaru, Inc., a Nevada corporation (the “Registrant”) was notified by Wei Wei & Co. LLP. ("WW"), its current independent registered public accounting firm who is re-auditing the financial statements for the Registrant's fiscal year ended December 31, 2011 (the "2011 Financial Statements") since the previously issued audit report for the Registrant's fiscal year ended December 31, 2011 has been withdrawn by the Registrant's previous independent registered public accounting firm of Wilson Morgan & Co. LLP., as previously reported by the Registrant on Form 8-K, file number 000-32695, that certain adjustments were not properly reflected in 2011 Financial Statements and have a material impact on previously issued unaudited interim financial statements contained in the Registrant's quarterly reports. Consequently, the Registrant has been advised by WW that the quarterly reports on Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012 cannot be relied upon.

According to WW, the following adjustments were not properly reflected in the 2011 Financial Statements:

1.	Impairment in the Registrant's two investments totaling approximately $492,000;
2.	Accrued interest in the amount of approximately $187,000; and
3.	Investment made by the Registrant in the amount of $200,000 and loan received from a shareholder in the same amount.

Not properly recording the adjustments resulted in: (i) a net overstatement of investments as of December 31, 2011 of approximately $292,000; (ii) an understatement of liabilities as of December 31, 2011 of approximately 387,000; and (iii) an understatement of expenses of approximately $679,000 and related understatement of net loss for the same amount for the year ended December 31, 2011.

The Registrant's management has discussed the matters described in this Item 4.02 with the Board of Directors and the members of the Audit Committee of the Registrant and the Registrant's independent registered public accounting firm Wei Wei & Co., LLP. The Registrant will file an amended Form 10-K for the fiscal year 2011 and amended quarterly reports on Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Letter from Wei Wei & Co., LLP, dated May 14, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 14, 2013	AMARU, INC. By: /s/ Chua Leong Hin Chua Leong Hin President and CEO

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